BUSDOCS/1539650.4
             SMITH BARNEY MULTIPLE DISCIPLINE TRUST


                       Amendment No. 2 to
                     Master Trust Agreement

     The undersigned, constituting a majority of the Trustees of Smith Barney Multiple Discipline Trust (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Master Trust Agreement, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Multiple Discipline Trust" to "Legg Mason Partners Variable Portfolios IV," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each Sub-Trust of the Trust listed below is hereby changed as set forth below, and all references to such Sub-Trust in the Trust Document are hereby amended accordingly:

        Current Sub-Trust Name       New Sub-Trust Name
        Multiple Discipline          Legg Mason Partners
        Portfolio - All Cap Growth   Variable Multiple
        & Value                      Discipline Portfolio  All
                                     Cap Growth and Value
        Multiple Discipline          Legg Mason Partners
        Portfolio - Balanced All     Variable Multiple
        Cap Growth & Value           Discipline Portfolio
                                     Balanced All Cap Growth and
                                     Value
        Multiple Discipline          Legg Mason Partners
        Portfolio - Global All Cap   Variable Multiple
        Growth & Value               Discipline Portfolio
                                     Global All Cap Growth and
                                     Value
        Multiple Discipline          Legg Mason Partners
        Portfolio - Large Cap        Variable Multiple
        Growth & Value               Discipline Portfolio
                                     Large Cap Growth and Value

     This Amendment shall become effective on May 1, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]

IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed by this Amendment as of the ____ day of April 2006.



Walter E. Auch, as Trustee    H. John Ellis, as Trustee
and not individually          and not individually


R. Jay Gerken, as Trustee     Armon E. Kamesar, as Trustee
and not individually          and not individually


Stephen E. Kaufman, as        John J. Murphy, as Trustee
Trustee                       and not individually
and not individually

                    SMITH BARNEY EQUITY FUNDS


                       Amendment No. 10 to
        First Amended and Restated Master Trust Agreement

     The undersigned, constituting a majority of the Trustees of Smith Barney Equity Funds (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's First Amended and Restated Master Trust Agreement, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Equity Funds" to "Legg Mason Partners Equity Funds," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of the Sub-Trust of the Trust currently designated as "Smith Barney Social Awareness Fund" is hereby changed to "Legg Mason Partners Social Awareness Fund," and all references to such Sub-Trust in the Trust Document are hereby amended accordingly.

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.



Leopold Abraham II, as        Jane F. Dasher, as Trustee
Trustee                       and not individually
and not individually


Donald R. Foley, as Trustee   R. Jay Gerken, as Trustee
and not individually          and not individually


Richard E. Hanson, Jr., as    Paul Hardin, as Trustee
Trustee                       and not individually
and not individually


Roderick C. Rasmussen, as     John P. Toolan, as Trustee
Trustee                       and not individually
and not individually

                     SMITH BARNEY MUNI FUNDS


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Smith Barney Muni Funds (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Muni Funds" to "Legg Mason Partners Municipal Funds," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each series of shares of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series in the Trust Document are hereby amended accordingly:

        Current Series Name          New Series Name
        Smith Barney Florida         Legg Mason Partners Florida
        Portfolio                    Municipals Fund
        Smith Barney Georgia         Legg Mason Partners Georgia
        Portfolio                    Municipals Fund
        Smith Barney Limited Term    Legg Mason Partners Limited
        Portfolio                    Term Municipals Fund
        Smith Barney National        Legg Mason Partners
        Portfolio                    National Municipals Fund
        Smith Barney New York        Legg Mason Partners New
        Portfolio                    York Municipals Fund
        Smith Barney Pennsylvania    Legg Mason Partners
        Portfolio                    Pennsylvania Municipals
                                     Fund

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.





Leopold Abraham II, as        Jane F. Dasher, as Trustee
Trustee                       and not individually
and not individually


Donald R. Foley, as Trustee   R. Jay Gerken, as Trustee
and not individually          and not individually


Richard E. Hanson, Jr., as    Paul Hardin, as Trustee
Trustee                       and not individually
and not individually


Roderick C. Rasmussen, as     John P. Toolan, as Trustee
Trustee                       and not individually
and not individually


                    SMITH BARNEY INCOME FUNDS

                       Amendment No. 11 to
        First Amended and Restated Master Trust Agreement

     The undersigned, constituting a majority of the Trustees of Smith Barney Income Funds (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's First Amended and Restated Master Trust Agreement, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Income Funds" to "Legg Mason Partners Income Funds," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each Sub-Trust of the Trust listed below is hereby changed as set forth below, and all references to such Sub-Trusts in the Trust Document are hereby amended accordingly:

        Current Sub-Trust Name and   New Sub-Trust Name and Class
        Class Name, if applicable    Name, if applicable
        SB Capital and Income Fund   Legg Mason Partners Capital and
                                     Income Fund
        SB Convertible Fund          Legg Mason Partners Convertible
                                     Fund
        Smith Barney Diversified     Legg Mason Partners Diversified
        Strategic Income Fund        Strategic Income Fund
        Smith Barney Dividend and    Legg Mason Partners Dividend
        Income Fund                  and Income Fund
        Smith Barney Exchange        Legg Mason Partners Exchange
        Reserve Fund                 Reserve Fund
        Smith Barney High Income     Legg Mason Partners High Income
        Fund                         Fund
        Smith Barney Municipal High  Legg Mason Partners Municipal
        Income Fund                  High Income Fund
        Smith Barney Total Return    Legg Mason Partners Total
        Bond Fund                    Return Bond Fund

This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]

IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.






Leopold Abraham II, as        Jane F. Dasher, as Trustee
Trustee                       and not individually
and not individually


Donald R. Foley, as Trustee   R. Jay Gerken, as Trustee
and not individually          and not individually


Richard E. Hanson, Jr., as    Paul Hardin, as Trustee
Trustee                       and not individually
and not individually


Roderick C. Rasmussen, as     John P. Toolan, as Trustee
Trustee                       and not individually
and not individually


                 SB ADJUSTABLE RATE INCOME FUND


                       Amendment No. 8 to
        First Amended and Restated Master Trust Agreement

     The undersigned, constituting a majority of the Trustees of SB Adjustable Rate Income Fund (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's First Amended and Restated Master Trust Agreement, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the
     Trust:

     1. The name of the Trust is hereby changed from "SB Adjustable Rate Income Fund" to "Legg Mason Partners Adjustable Rate Income Fund," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2.   The name of the Sub-Trust currently designated as "SB
       Adjustable Rate Income Fund" is hereby changed to "Legg Mason Partners Adjustable Rate Income Fund," and all references to such Sub-Trust in the Trust Document are hereby amended accordingly:

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.





Dwight B. Crane, as Trustee   Paolo M. Cucchi, as Trustee
and not individually          and not individually


Robert A. Frankel, as Trustee R. Jay Gerken, as Trustee
and not individually          and not individually


Paul Hardin, as Trustee       William R. Hutchinson, as
and not individually          Trustee
                              and not individually


George M. Pavia, as Trustee
and not individually


                 SMITH BARNEY INVESTMENT SERIES


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Smith Barney Investment Series (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Investment Series" to "Legg Mason Partners Investment Series," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each series of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series in the Trust Document are hereby amended accordingly:

        Current Series Name and      New Series Name and Class
        Class Name, if applicable    Name, if applicable
        SB Growth and Income Fund    Legg Mason Partners Growth
                                     and Income Fund
        Smith Barney Dividend        Legg Mason Partners
        Strategy Fund                Dividend Strategy Fund
        Smith Barney International   Legg Mason Partners
        Fund                         International Fund

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.





Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually


A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually


R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually


Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually


Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually


              LEGG MASON PARTNERS INVESTMENT SERIES


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Legg Mason Partners Investment Series (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1.The name of each series and class of shares of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series and classes in the Trust Document are hereby amended accordingly:

        Current Series Name and      New Series Name and Class
        Class Name, if applicable    Name, if applicable
        Smith Barney Dividend        Legg Mason Partners
        Strategy Portfolio           Variable Dividend Strategy
                                     Portfolio
        SB Government Portfolio      Legg Mason Partners
                                     Variable Government
        Class:   Smith Barney       Portfolio
        Class A                      -Class:   Class A
              Salomon Brothers            Class B
        Class B
        Smith Barney Growth and      Legg Mason Partners
        Income Portfolio             Variable Growth and Income
                                     Portfolio
        Smith Barney Premier         Legg Mason Partners
        Selections All Cap Growth    Variable Premier Selections
        Portfolio                    All Cap Growth Portfolio

     This Amendment shall become effective on May 1, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of April 2006.





Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually


A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually


R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually


Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually


Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually

                      SMITH BARNEY TRUST II


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Smith Barney Trust II (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Trust II" to "Legg Mason Partners Trust II," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each series of shares of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series in the Trust Document are hereby amended accordingly:

        Current Series Name          New Series Name
        Smith Barney Capital         Legg Mason Partners Capital
        Preservation Fund            Preservation Fund
        Smith Barney Capital         Legg Mason Partners Capital
        Preservation Fund II         Preservation Fund II
        Smith Barney Diversified     Legg Mason Partners
        Large Cap Growth Fund        Diversified Large Cap
                                     Growth Fund
        Smith Barney International   Legg Mason Partners
        Large Cap Fund               International Large Cap
                                     Fund
        Smith Barney Short Duration  Legg Mason Partners Short
        Municipal Income Fund        Duration Municipal Income
                                     Fund
        Smith Barney Small Cap       Legg Mason Partners Small
        Growth Opportunities Fund    Cap Growth Opportunities
                                     Fund

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.





Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually


A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually


R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually


Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually


Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually


                   VARIABLE ANNUITY PORTFOLIOS


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Variable Annuity Portfolios (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1.   The name of the Trust is hereby changed from "Variable
       Annuity Portfolios" to "Legg Mason Partners Variable Portfolios V," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of the series of shares of beneficial interests of the Trust currently designated as "Smith Barney Small Cap Growth Opportunities Portfolio" is hereby changed to "Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio," and all references to such series in the Trust Document are hereby amended accordingly:


     This Amendment shall become effective on May 1, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of April 2006.





Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually


A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually


R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually


Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually


Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually


                        CITIFUNDS TRUST I


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of CitiFunds Trust I (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendment to the Trust Document has been duly adopted by the Trustees of the Trust:

     1. The name of the series of shares of beneficial interests of the Trust currently designated as "Smith Barney Emerging Markets Equity Fund" is hereby changed to "Legg Mason Partners Emerging Markets Equity Fund," and all references to such series in the Trust Document are hereby amended accordingly.

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the ____ day of March 2006.





Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually


A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually


R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually


Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually


Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually